                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    October 25, 2004

                        NEW MEDIA LOTTERY SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

          Virginia                    000-49884              870705063
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(State or other jurisdiction         (Commission             IRS Employer
of incorporation)                    File Number)            Identification No.)

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         New Media Lottery Services, Inc. (the "Company") held its annual meeting of shareholders on October 25, 2004 ("Annual Meeting"). The actions taken at the Annual Meeting were approved by the written consent of the holders of a majority of the outstanding shares of the Company's common stock as provided under the Virginia Stock Corporation Act. At the Annual Meeting, the
following persons were elected to serve as directors of the Company until the next annual meeting of shareholders or until the earlier of their resignations are tendered and duly accepted by the Company or their respective successors are elected and qualified:

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                Name          Age                      Title
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John T. Carson                 49       President, Chief Executive Officer
                                        and Director
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Randolph H. Brownell, III      36       Chief Operating Officer, Chief Financial
                                        Officer and Director
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Joseph Dresner                 79       Director
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Milton Dresner                 79       Director
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Frederick Winters (1)          48       Director
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         Biographical information with respect to each director is included in the Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission on September 29, 2004 (the "Information Statement").

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
FISCAL YEAR.

         At the Annual Meeting, the holders of a majority of the outstanding shares of the Company's common stock approved an amendment to the Company's
Articles of Incorporation to authorize the Company to issue up to 5,000,000 shares of preferred stock, par value $0.001 per share. Under the amendment, the board of directors is authorized to issue one or more series of preferred stock with such preferences, limitations, relative rights and/or restrictions as it should determine by vote of a majority of the directors. The board of directors would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company and its stockholders. The amendment to the Articles of Incorporation gives the board of directors flexibility, without further shareholder action, to issue preferred stock on such terms and conditions as it deems to be in the best interests of the Company and its shareholders. A more complete discussion as the reasons for authorizing the class of preferred stock are enumerated in the Information
Statement. A copy of the Articles of Amendment is appended as an exhibit to the
Information Statement.

ITEM 8.01. OTHER EVENTS.

         At the Annual Meeting, the holders of a majority of the outstanding shares of the Company's common stock approved the Company's 2004 Stock Plan (the
"Plan") and reserved up to 2,000,000 shares of Common Stock for issuance thereunder. The purpose of the Plan is to

enable the Company to offer its officers, directors, employees, consultants and advisors performance-based incentives and other equity interests in the Company, thereby attracting, retaining, and rewarding such personnel. The Company believes that increased share ownership by such persons more closely aligns stockholder and employee interests by encouraging a greater focus on the profitability of the Company. A more complete discussion as the Plan and the reasons for adopting it are enumerated in the Information Statement, to which the Plan is appended as an exhibit.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        NEW MEDIA LOTTERY SERVICES, INC.

Date: October 27, 2004                        By: /s/ John T. Carson
                                                 -------------------------------
                                                      John T. Carson, President